EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K SEC
                              SEC File No. 0-29951
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 21, 2006


             (Exact name of registrant as specified in its charter)


                          MORGAN EQUITIES GROUP, INC.


  (State or other jurisdiction                     (IRS Employer
       of incorporation)                        Identification No.)

          Georgia                                   58-1727874

                    (Address of principal executive offices)

13C Sea View Square, 18 Taizi Road, Shekou Industrial Zone, Shenzhen City, Guangdong Province, China 518067


U.S. Office: 830-13 A1A North, #165     Ponte Vedra Beach,    Florida   32082

Registrant's telephone number, including area code +86 755 2685 5625
                                               Fax +86 755 2685 4453


         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                  OTHER EVENTS


                            CHINESE COUNSEL RETAINED

On August 21, 2006, Morgan Equities Group, Inc. entered into a one-year retainer agreement with The Beijing Deheng Law Firm, Shenzhen Office, 11/F Anlian Plaza, 2222 Jintian Road, Shenzhen, China. The law firm is recognized as a national leading law firm in China, and will advise Morgan Equities Group with regard to its business activities in, as well as with, China.

August 24, 2006                        Morgan Equities Group, Inc.




                                       by: s/Fred Narcross, President